AGREEMENT AND PLAN OF MERGER




                                      AMONG





                             UNITED NATIONAL BANCORP
                                       AND
                              UNITED NATIONAL BANK




                                       AND



                                 FARRINGTON BANK








                            Dated: November 12, 1996




    1 Articles of Association of United National Bank as they will exist on the Effective Date. The Articles may be amended prior to the Effective Date.

                             TABLE OF CONTENTS
                                                                       Page
                                                                       ----
ARTICLE I
THE MERGER...............................................................1
  1.1.  The Merger.......................................................1
  1.2.  Effect of the Merger.............................................1
  1.3.  Articles of Association..........................................2
  1.4.  Bylaws...........................................................2
  1.5.  Directors and Officers...........................................2
  1.6.  Effective Time and Closing.......................................2
  1.7.  Capital Stock....................................................2

ARTICLE II
CONVERSION OF FARRINGTON SHARES..........................................3
  2.1.  Conversion of Farrington Common Stock............................3
           (a)  Exchange Ratio...........................................3
           (b)  Fractional Shares; Average Closing Price.................3
           (c)  Capital Changes..........................................3
           (d)  Cancellation of Farrington Certificates..................3
           (e)  Farrington Stock Options.................................4
  2.2.  Exchange of Shares...............................................4
  2.3.  Dissenting Shares................................................6
  2.4   UNB Common Stock.................................................6
  2.5   Certain Farrington Shares Retired................................6

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF FARRINGTON.............................6
  3.1.  Organization.....................................................7
  3.2.  Capitalization...................................................7
  3.3.  Authority; No Violation..........................................8
  3.4.  Financial Statements.............................................9
  3.5.  Financial Advisor; Broker's and Other Fees......................10
  3.6.  Absence of Certain Changes or Events............................10
  3.7.  Legal Proceedings...............................................10
  3.8.  Taxes and Tax Returns...........................................10
  3.9.  Employee Benefit Plans..........................................11
  3.10. Reports.........................................................12
  3.11. Farrington Information..........................................12
  3.12. Compliance with Applicable Law..................................13
            (a) General.................................................13
                  (b) CRA  13
  3.13.  Certain Contracts..............................................13
  3.14.  Properties and Insurance.......................................14
  3.15.  Minute Books...................................................14
  3.16.  Environmental Matters..........................................14
  3.17.  Reserves.......................................................15
  3.18.  Disclosure.....................................................15

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF UNB AND UNITED.......................................................15
  4.1.  Corporate Organization..........................................15
  4.2.  Capitalization..................................................16
  4.3.  Authority; No Violation.........................................17
  4.4.  Financial Statements............................................18
  4.5.  Brokerage and Other Fees........................................18
  4.6.  Absence of Certain Changes or Events............................19
  4.7.  United Information..............................................19
  4.8.  Capital Adequacy................................................19
  4.9.  United Common Stock.............................................19
  4.10. Legal Proceedings...............................................19
  4.11. Taxes and Tax Returns...........................................20
  4.12. Employee Benefit Plans..........................................20
  4.13. Reports.........................................................20
  4.14. Compliance with Applicable Law..................................20
  4.15. Properties and Insurance........................................21
  4.16. Minute Books....................................................21
  4.17. Environmental Matters...........................................21
  4.18. Reserves........................................................22
  4.19. Disclosures.....................................................22

ARTICLE V
COVENANTS OF THE PARTIES................................................22
   5.1. Conduct of the Business of Farrington...........................22
   5.2. Negative Covenants and Dividend Covenants.......................22
   5.3. No Solicitation.................................................23
   5.4. Current Information.............................................24
   5.5. Access to Properties and Records; Confidentiality...............24
   5.6. Regulatory Matters..............................................26
   5.7. Approval of Stockholders........................................27
   5.8. Further Assurances..............................................28
   5.9. Public Announcements............................................28
   5.10. Failure to Fulfill Conditions..................................28
   5.11. Disclosure Supplements.........................................28
   5.12. Indemnification................................................29
   5.13. Pooling and Tax-Free Reorganization Treatment..................29
   5.14. Affiliates.....................................................30
   5.15. Compliance with the Industrial Site Recovery Act...............30
   5.16  Farrington Options.............................................30
   5.17  Employment Agreement...........................................30

ARTICLE VI
CLOSING CONDITIONS......................................................31
   6.1.  Conditions of Each Party's Obligations Under this
         Agreement......................................................31
            (a)  Approval of Stockholders; SEC Registration.............31
            (b)  Regulatory Filings.....................................31
            (c)  Suits and Proceedings..................................31
            (d)  Tax Free Exchange......................................31
            (e)  Form S-8 For Stock Options.............................32
   6.2.  Conditions to the Obligations of United Under this
         Agreement......................................................32
            (a)  Representations and Warranties; Performance
                 of Obligations of Farrington...........................32
            (b)  Consents...............................................32
            (c)  Opinion of Counsel.....................................32
            (d)  Pooling of Interests...................................32
            (e)  Certificates...........................................32
   6.3.  Conditions to the Obligations of Farrington Under this
                 Agreement..............................................33
            (a)  Representations and Warranties; Performance of
                 Obligations of United..................................33
            (b)  Opinion of Counsel to United...........................33
            (c)  Fairness Opinion.......................................33
            (d)  Certificates...........................................33

ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER.......................................33
  7.1.  Termination.....................................................33
  7.2.  Effect of Termination...........................................35
  7.3.  Amendment.......................................................35
  7.4.  Extension; Waiver...............................................35

ARTICLE VIII
MISCELLANEOUS...........................................................35
  8.1.  Expenses........................................................35
  8.2.  Notices.........................................................35
  8.3.  Parties in Interest.............................................36
  8.4.  Entire Agreement................................................37
  8.5.  Counterparts....................................................37
  8.6.  Governing Law...................................................37
  8.7.  Descriptive Headings............................................37

EXHIBITS
  Certificate of Farrington  Directors
  Schedule 5.14 - Form of Farrington  Affiliate  Letter
  Schedule 6.2  -  Form  of  Opinion  of  Counsel  to  Farrington
  Schedule 6.3 - Form of Opinion of Counsel to United
  Schedule 1.3 - Articles of Association of United National Bank

                         AGREEMENT AND PLAN OF MERGER


                  THIS AGREEMENT AND PLAN OF MERGER, dated as of November 12, 1996 ("Agreement"), is among United National Bancorp, a corporation chartered under the laws of the State of New Jersey ("United"), United National Bank, a national banking association and subsidiary of United ("UNB"), and Farrington Bank, a commercial bank chartered under the laws of the State of New Jersey ("Farrington").

                  WHEREAS, United and UNB desire to acquire Farrington and Farrington's Board of Directors has determined, based upon the terms and conditions hereinafter set forth, that the acquisition is in the best interests of Farrington and its stockholders, each of the Board of Directors of Farrington, United and UNB have duly adopted and approved this Agreement and the Board of Directors of Farrington has directed that immediately after the Due Diligence Period (as hereafter defined), it be submitted to its shareholders for approval; and

                  WHEREAS, the acquisition will be accomplished by merging Farrington into UNB with UNB as the surviving bank, and Farrington shareholders receiving the consideration hereinafter set forth; and

                  WHEREAS, simultaneously with the execution of this Agreement, Farrington is issuing an option to United to purchase 133,000 shares of the authorized and unissued Farrington Common Stock (as hereafter defined) at an option price of $14.00 per share, subject to the terms and conditions set forth in the Stock Option Agreement (the "United Stock Option").

                  NOW, THEREFORE, in consideration of the forgoing and the mutual covenants and agreements herein contained, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

                  1.1. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.6), Farrington shall be merged with and into UNB under the charter of UNB (the "Merger") in accordance with the National Bank Act and the New Jersey Banking Act of 1948, as amended, and UNB shall be the surviving bank (the "Surviving Bank").

                  1.2.  Effect  of  the  Merger.  At  the  Effective  Time,  the
Surviving Bank shall be considered the same business and corporate entity as each of Farrington and UNB and thereupon and thereafter, all the property, rights, powers and franchises of each of Farrington and UNB shall vest in the Surviving Bank and the Surviving Bank shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of
Farrington and UNB and shall have succeeded to all of each of their relationships, fiduciary or otherwise, as fully and to the same extent as if such property rights, privileges, powers, franchises, debts, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Bank.

                  1.3. Articles of Association. The Articles of Association of UNB as they exist immediately prior to the Effective Time shall continue as the Articles of Association of the Surviving Bank, as set forth in Schedule 1.3, until otherwise amended as provided by law; provided however, that UNB shall have the right, between the date hereof and the Closing, to amend its Articles of Association and upon the acceptance of such amendment by the OCC (as hereafter defined), the Articles of Association as so amended shall be substituted for Schedule 1.3.

                  1.4. Bylaws. The Bylaws of UNB as they exist immediately prior to the Effective Time shall continue as the Bylaws of the Surviving Bank until otherwise amended as provided by law.

                  1.5. Directors and Officers. The directors and officers of UNB as of the Effective Time shall continue as the directors and officers of the Surviving Bank.

                  1.6. Effective Time and Closing. The Merger shall become effective (and be consummated) upon the date specified in a notice to the Comptroller of the Currency (the "OCC") filed by UNB with the approval of Farrington, which approval shall not be unreasonably withheld or delayed. The date and time specified in such notice shall be the "Effective Time". A closing (the "Closing") shall take place prior to the Effective Time at 10:00 a.m., on a day mutually agreed to by United and Farrington within thirty (30) days following the receipt of all necessary regulatory and governmental approvals and consents and the expiration of all statutory waiting periods in respect thereof and the satisfaction or waiver of the conditions to the consummation of the Merger specified in Article VI hereof (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing), at the office of Pitney, Hardin, Kipp & Szuch, Florham Park, New Jersey, or at such other place, time or date as UNB and Farrington may mutually agree upon. The notice from UNB to the OCC shall specify as the Effective Time the close of business on the date of the Closing as agreed to by UNB and Farrington.

                  1.7. Capital Stock. As of September 30, 1996, UNB had capital of $79,221,000, divided into 512,778 shares of common stock, each of $2.50 par value, $39,149,000 of surplus, and undivided profits of $34,908,000. As of September 30, 1996, Farrington had capital of $8,979,839, divided into 665,392 shares of common stock, each of $5.00 par value, $3,284,592 of surplus, and $2,368,287 of undivided profits. At the Effective Time, the amount of capital stock of UNB shall be $88,200,839, divided into 1,843,562 shares of common stock, each of $2.50 par value, and UNB shall have a surplus of $42,433,592 and undivided profits, including capital reserves, which when combined with the capital and surplus will be equal to the combined capital structures of UNB and Farrington as stated in the preceding two sentences, adjusted however, for earnings and expenses and dividends declared and paid by Farrington between September 30, 1996 and the Effective Time.

                                   ARTICLE II

                         CONVERSION OF FARRINGTON SHARES

                  2.1. Conversion of Farrington Common Stock. Each share of common stock, par value $5.00 per share, of Farrington ("Farrington Common Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Farrington Common Stock retired pursuant to Section 2.5 and Dissenting Shares as defined in Section 2.3) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted as follows:

                  (a) Exchange Ratio. Subject to the provisions of this Section 2.1, each share of Farrington Common Stock issued and outstanding immediately prior to the Effective Time (excluding shares of Farrington Common Stock retired pursuant to Section 2.5 and Dissenting Shares) shall be converted at the Effective Time into the right to receive .7647 shares (the "Exchange Ratio") of common stock, $2.50 par value, of United ("United Common Stock").

                  (b) Fractional Shares; Average Closing Price. No fractional shares of United Common Stock shall be issued, and, in lieu thereof, a cash payment shall be made based on the Average Closing Price. The Average Closing Price of United Common Stock shall mean the Average Price (as hereinafter defined) calculated based upon the Closing Price (as hereinafter defined) of United Common Stock during the first 20 of the 25 consecutive trading days immediately preceding the date of the Closing. The Closing Price shall mean the closing price of United Common Stock as supplied by the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ/NMS") and published in The Wall Street Journal during the first 20 of the 25 consecutive trading days immediately preceding the date of the Closing. The Average Price shall be determined by taking the average of Closing Prices in the 20 day period. A trading day shall mean a day for which a Closing Price is so supplied and published.

                  (c) Capital Changes. If between the date of this Agreement and the Effective Time the outstanding shares of United Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, stock split, reclassification, recapitalization, combination or exchange of shares, the Exchange Ratio shall be correspondingly adjusted to reflect such stock dividend, stock split, reclassification, recapitalization, combination or exchange of shares; provided, however, that no adjustment shall be made for the 6% stock dividend declared by United on September 18, 1996 to holders of record October 15, 1996 (the "September Stock Dividend").

                  (d) Cancellation of Farrington Certificates. After the Effective Time, each such share of Farrington Common Stock shall no longer be outstanding and shall automatically be cancelled, and each of the certificates (the "Certificates") previously evidencing any such shares of Farrington Common Stock outstanding immediately prior to the Effective Time (other than shares of Farrington Common Stock retired pursuant to Section 2.5 and Dissenting Shares) shall thereafter represent the right to receive the consideration pursuant to
Section 2.1(a) and 2.1(b) hereof. The holders of the Certificates shall cease to have any rights with respect to such shares of Farrington Common Stock except as otherwise provided herein or by law. The Certificates shall be exchanged for certificates evidencing shares of United Common Stock issued pursuant to this
Article II, upon the  surrender of such  Certificates  in  accordance  with this
Article II.

                  (e) Farrington Stock Options. At the Effective Time, each outstanding option to purchase Farrington Common Stock (a "Farrington Option") granted under the stock option plans for directors or the plans for officers and employees of Farrington (both the "Farrington Option Plans") shall be converted as follows, at the election of the holder of such Farrington Option (an "optionee"); provided, however, that optionees who have received Farrington Options under the Farrington Option Plan for non-employee directors must receive the consideration under paragraph (ii) below and may not receive the consideration under paragraph (i) below:

                           (i) into an option to purchase United Common Stock, wherein (x) the right to purchase shares of Farrington Common Stock pursuant to the Farrington Option shall be converted into the right to purchase that same number of shares of United Common Stock multiplied by the Exchange Ratio (as adjusted), (y) the option exercise price per share of United Common Stock shall be the previous option exercise price per share of the Farrington Common Stock divided by the Exchange Ratio (as adjusted) and (z) in all other material respects the option shall be subject to the same terms and conditions as governed the Farrington Option on which it was based, including the length of time within which the option may be exercised; or

                           (ii) if the Farrington Option is fully vested at the Closing, into the right to receive immediately after the Effective Time a number of whole shares of United Common Stock which is the quotient obtained by dividing:

                           (A)  the  excess  of  (x)  the  product  obtained  by
                  multiplying (i) the number of shares of Farrington Common Stock covered by the Farrington Option, times (ii) the Exchange Ratio (as adjusted), times (iii) the Average Closing Price, less (y) the aggregate exercise price for the Farrington Option; by

                           (B) the Average Closing Price.

         No fractional shares of United Common Stock shall be issued pursuant to this Section 2.1(e)(ii), and in lieu thereof, each optionee who would otherwise be entitled to a fractional interest will receive an amount in cash determined by multiplying such fractional interest by the Average Closing Price.

                  2.2.  Exchange of Shares.

                  (a) Farrington and United hereby appoint United National Bank, Trust Department or such other bank as United shall designate (the "Exchange Agent") as the Exchange Agent for purposes of effecting the conversion of Farrington Common Stock and Farrington Options. All fees and expenses of the Exchange Agent shall be paid by United. As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record (a "Record Holder") of a Certificate or Certificates, a mutually agreed upon letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent), and instructions for use in effecting the surrender of the Certificates in exchange for United Common Stock (and cash in lieu of fractional shares). Upon surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, the Record Holder shall be entitled to promptly receive in exchange for such Certificate the consideration as provided in Section 2.1 hereof and the Certificates so surrendered shall be cancelled. The Exchange Agent shall not be obligated to deliver or cause to be delivered to any Record Holder the consideration to which such Record Holder would otherwise be entitled until such Record Holder surrenders the Certificate for exchange or, in default thereof, an appropriate Affidavit of Loss and Indemnity Agreement and/or a bond as may be reasonably required in each case by United. Notwithstanding the time of surrender of the Certificates, Record Holders (other than holders of Dissenting Shares) shall be deemed shareholders of United for all purposes from the Effective Time, except that United shall withhold the payment of dividends from any Record Holder until such Record Holder effects the exchange of Certificates for United Common Stock. (Such Record Holder shall receive such withheld dividends, without interest, upon effecting the share exchange.) With respect to each outstanding Farrington Option, the Exchange Agent shall, 30 days prior to Closing, distribute option election forms to each optionee and, upon receipt from the optionee of a properly completed option election, shall, after the Effective Time, distribute to the optionee United Common Stock or an amendment to the option grant evidencing the conversion of the grant to an option to purchase United Common Stock in accordance with Section 2.1 hereof.

                  (b) After the Effective Time, there shall be no transfers on the stock transfer books of Farrington of the shares of Farrington Common Stock which were outstanding immediately prior to the Effective Time and, if any Certificates representing such shares are presented for transfer, they shall be cancelled and exchanged for the consideration pursuant to Section 2.1 hereof.

                  (c) If payment of the consideration pursuant to Section 2.1 hereof is to be made in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the payment to a person other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not payable.

                  (d) No certificates or scrip evidencing fractional shares of United Common Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of United. Cash shall be paid in lieu of fractional shares of United Common Stock, based upon the Average Closing Price of United Common Stock.

                  2.3. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, any holder of Farrington Common Stock shall have the right to dissent in the manner provided in the National Bank Act, 12 U.S.C.
Section 215a, and if all necessary requirements of the National Bank Act are met, such shares shall be entitled to payment in cash from UNB of the fair value of such shares as determined in accordance with the National Bank Act. All shares of Farrington Common Stock as to which the holder properly exercises dissenters' rights in accordance with the National Bank Act shall constitute
"Dissenting Shares" unless and until such rights are waived by the party initially seeking to exercise such rights.

                  2.4 UNB Common Stock. The shares of common stock of UNB outstanding immediately prior to the Effective Time shall not be affected by the Merger but shall be the same number of shares of the Surviving Bank.

                  2.5 Certain Farrington Shares Retired. Each share of Farrington Common Stock that is either (a) owned by United or any direct or indirect wholly-owned subsidiary of United (other than shares held in trust accounts, managed accounts or in any similar manner as trustee or in a fiduciary capacity and shares held as collateral or in lieu of a debt previously contracted) or (b) held in the treasury of Farrington shall be cancelled and retired and no capital stock of United, cash or other consideration shall be paid or delivered in exchange therefor.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF FARRINGTON

                  References herein to "Farrington Disclosure Schedule" shall mean all of the disclosure schedules required by this Article III, dated as of the date hereof and referenced to the specific sections and subsections of
Article III of this Agreement, which have been delivered on the date hereof or will be delivered within 15 days of the date hereof pursuant to Section 5.11(a), by Farrington to United and UNB. Farrington hereby represents and warrants to United and UNB as follows:

                  3.1.  Organization.

                  (a) Farrington is a New Jersey banking corporation whose deposits are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law. Farrington is duly organized, validly existing and in good standing under the laws of the State of New Jersey. Farrington has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of Farrington.

                  (b) The only subsidiary of Farrington is listed in the Farrington Disclosure Schedule. The term "Subsidiary", when used in this Agreement with respect to Farrington, means any corporation, joint venture, association, partnership, trust or other entity in which Farrington has, directly or indirectly, at least a 50 percent interest or acts as a general partner. The Farrington Disclosure Schedule sets forth true and complete copies of the Certificate of Incorporation and Bylaws of Farrington as in effect on the date hereof. Except as set forth in the Farrington Disclosure Schedule, Farrington does not own or control, directly or indirectly, any equity interest in any corporation, company, association, partnership, joint venture or other entity and owns no real estate, except real estate used for its banking premises.

                  (c) Each Subsidiary of Farrington is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Subsidiary of Farrington has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of Farrington or any of its Subsidiaries. The Farrington Disclosure Schedule sets forth true and complete copies of the Articles of Association and Bylaws of the Subsidiary as in effect on the date hereof.

                  3.2. Capitalization. The authorized capital stock of Farrington consists of 2,000,000 shares of Farrington Common Stock. As of October 31, 1996, there were 665,392 shares of Farrington Common Stock issued and outstanding and no shares issued and held in the treasury. As of October 31, 1996, there were 60,051 shares of Farrington Common Stock issuable upon exercise of outstanding options granted pursuant to the Farrington Stock Option Plans. All issued and outstanding shares of Farrington Common Stock, and all issued and outstanding shares of capital stock of Farrington's Subsidiary, have been duly authorized and validly issued, are fully paid and nonassessable. The authorized but unissued shares of Farrington Common Stock are not subject to pre-emptive rights. All of the outstanding shares of capital stock of Farrington's Subsidiary are owned by Farrington free and clear of any liens, encumbrances, charges, restrictions or rights of third parties. Except for the United Stock Option and options granted under the Farrington Option Plans, neither Farrington nor the Farrington Subsidiary has nor is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any shares of capital stock of Farrington or the Farrington Subsidiary or any securities representing the right to purchase or otherwise receive any shares of such capital stock or any securities convertible into or representing the right to subscribe for any such shares, and there are no agreements or understandings with respect to voting of any such shares.

                  3.3.  Authority; No Violation.

                  (a) Subject to the approval of this Agreement and the transactions contemplated hereby by the stockholders of Farrington, and subject to the parties obtaining all necessary regulatory approvals, Farrington has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Farrington. Except for the approvals described in paragraph (b) below, no other corporate proceedings on the part of Farrington are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Farrington and constitutes the valid and binding obligation of Farrington, enforceable against Farrington in accordance with its terms.

                  (b) Neither the execution and delivery of this Agreement by Farrington, nor the consummation by Farrington of the transactions contemplated hereby in accordance with the terms hereof, or compliance by Farrington with any of the terms or provisions hereof, will (i) violate any provision of Farrington's Certificate of Incorporation or other governing instrument or Bylaws, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Farrington or any of its properties or assets, or (iii) except as set forth in the Farrington Disclosure Schedule, violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Farrington under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Farrington is a party, or by which it or any of its properties or assets may be bound or affected except, with respect to
(ii) and (iii) above, such as individually and in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of Farrington and the Farrington Subsidiary on a consolidated basis, or the ability of Farrington to consummate the transactions contemplated hereby. Except for consents and approvals of or filings or registrations with or notices to the third parties listed in the Farrington Disclosure Schedule, the OCC, the Commissioner of Banking of the State of New Jersey (the "Commissioner"), the Securities and Exchange Commission (the "SEC"), and the stockholders of Farrington, no consents or approvals of or filings or registrations with or notices to any third party or any public body or authority are necessary on behalf of Farrington in connection with (x) the execution and delivery by Farrington of this Agreement and (y) the consummation by Farrington of transactions contemplated hereby.

                  3.4.  Financial Statements.

                  (a) The Farrington Disclosure Schedule sets forth copies of the statements of condition of Farrington as of December 31, 1993, 1994 and 1995, and the related statements of income, stockholders' equity and cash flows for the periods ended December 31 in each of the three years 1993 through 1995, in each case accompanied by the audit report of KPMG Peat Marwick, LLP, independent public accountants with respect to Farrington, and the unaudited statements of condition and related statements of income, stockholders' equity and cash flows of Farrington for the periods ended March 31, June 30, and September 30, 1996, as filed with the FDIC (collectively, the "Farrington Financial Statements"). The Farrington Financial Statements (including the related notes) have been prepared in accordance with generally accepted accounting principles consistently applied during the periods involved (except as approved by such independent public accountants and disclosed therein), and fairly present the financial condition of Farrington as of the respective dates set forth therein, and the related statements of income, stockholders' equity and cash flows fairly present the results of the operations, stockholders' equity and cash flows of Farrington for the respective periods set forth therein.

                  (b) The books and records of Farrington have been and are being maintained in material compliance with applicable legal and accounting requirements, and reflect only actual transactions.

                  (c) Except as and to the extent reflected, disclosed or reserved against in the Farrington Financial Statements (including the notes thereto), as of September 30, 1996 neither Farrington nor any of its Subsidiaries had or has, as the case may be, any liabilities, whether absolute, accrued, contingent or otherwise, which are material to the business, operations, assets or financial condition of Farrington or any Farrington Subsidiary. Since September 30, 1996 and to the date hereof, neither Farrington nor any Farrington Subsidiary has incurred any liabilities except in the ordinary course of business and consistent with prudent banking practice, and except as specifically contemplated by this Agreement or relating to other matters disclosed in this Agreement.

                  (d) As of September 30, 1996, Farrington had stockholder's equity of $8,979,839, 665,392 Shares of Common Stock outstanding, Options (granted under the Farrington Option Plans) outstanding permitting the holders to purchase 60,051 shares of Common Stock for an aggregate exercise price of $500,000, and an Allowance for Possible Loan Losses of $803,435. Without limiting or qualifying the materiality of any other representation, warranty or covenant in this Agreement, the representations contained in this paragraph 3.4(d) were a material inducement to United in determining the Exchange Ratio and if these numbers were inaccurate when made and such inaccuracy is material, United shall have the right to terminate this Agreement due to material breach of a representation by Farrington.

                  3.5. Financial Advisor; Broker's and Other Fees. Farrington has retained Finpro Financial Services, Inc. ("Finpro") to render a fairness opinion. Neither Farrington nor any of its directors or officers has employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement. Except as set forth in the Farrington Disclosure Schedule, there are no fees (other than time charges billed at usual and customary rates) payable to any consultants, including lawyers and accountants, in connection with this transaction or which would be triggered by consummation of this transaction or the termination of the services of such consultants by Farrington.

                  3.6.  Absence of Certain Changes or Events.

                  (a) Except as set forth in the Farrington Disclosure Schedule, there has not been any material adverse change in the business, operations, assets or financial condition of Farrington and the Farrington Subsidiary on a consolidated basis since September 30, 1996, and to the best of Farrington's knowledge, no facts or conditions exist which Farrington believes will cause or is likely to cause such a material adverse change in the future.

                  (b) Except as set forth in the Farrington Disclosure Schedule, Farrington has not taken or permitted any of the actions set forth in Section
5.2 hereof between September 30, 1996 and the date hereof and each of Farrington and the Farrington Subsidiary has conducted its business only in the ordinary course, consistent with past practice.

                  3.7. Legal Proceedings. Except as disclosed in the Farrington Disclosure Schedule, neither Farrington nor any Farrington Subsidiary is a party to any, and there are no pending or, to the best of Farrington's knowledge, threatened, material legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against Farrington or any Farrington Subsidiary or against any present or former Farrington officer or director in their capacity as a Farrington officer or director. Except as disclosed in the Farrington Disclosure Schedule, neither Farrington nor any Farrington Subsidiary is a party to any material order, judgment or decree entered against Farrington or any Farrington Subsidiary in any lawsuit or proceeding.

                  3.8.  Taxes and Tax Returns.

                  (a) Farrington and each Farrington Subsidiary has duly filed (and until the Effective Time will so file) all returns, declarations, reports, information returns and statements ("Returns") required to be filed by it in respect of any federal, state and local taxes (including withholding taxes, penalties or other payments required) and has duly paid (and until the Effective Time will so pay) all such taxes due and payable, other than taxes or other charges which are being contested in good faith. Farrington and each Farrington Subsidiary has established (and until the Effective Time will establish) on its books and records reserves that it reasonably believes are adequate for the payment of all federal, state and local taxes not yet due and payable, but are anticipated to be incurred in respect of Farrington and each Farrington Subsidiary through the Effective Time. Except as set forth in the Farrington Disclosure Schedule, the federal income tax returns of Farrington and each Farrington Subsidiary have been examined by the Internal Revenue Service (the "IRS") (or are closed to examination due to the expiration of the applicable statute of limitations) and no deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. Except as set forth in the Farrington Disclosure Schedule, the applicable state income tax returns of Farrington and each Farrington Subsidiary have been examined by the applicable authorities (or are closed to examination due to the expiration of the statute of limitations) and no deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. To the best knowledge of Farrington, there are no audits or other administrative or court proceedings presently pending, or claims asserted, for taxes or assessments upon Farrington or any Farrington Subsidiary nor has Farrington or any Farrington Subsidiary given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or tax Returns.

                  (b) Except as set forth in the Farrington Disclosure Schedule, neither Farrington nor any Farrington Subsidiary (i) has requested any extension of time within which to file any tax Return which Return has not since been filed, (ii) is a party to any agreement providing for the allocation or sharing of taxes, (iii) is required to include in income any adjustment pursuant to
Section 481(a) of the Internal Revenue Code of 1986, as amended (the "Code"), by reason of a voluntary change in accounting method initiated by Farrington (nor does Farrington have any knowledge that the IRS has proposed any such adjustment or change of accounting method) and (iv) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

                  3.9.  Employee Benefit Plans.

                  (a) Except as set forth in the Farrington Disclosure Schedule, neither Farrington nor any Farrington Subsidiary maintains or contributes to any "employee pension benefit plan", within the meaning of Section 3(2)(A) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), "employee welfare benefit plan", within the meaning of Section 3(1) of ERISA, stock option plan, stock purchase plan, deferred compensation plan, severance plan, bonus plan, employment agreement or other similar plan, program or arrangement. Neither Farrington nor any Farrington Subsidiary has, since September 2, 1974, contributed to any "Multiemployer Plan", within the meaning of Sections 3(37) and 4001(a)(3) of ERISA.

                  (b) Except with respect to customary health and disability benefits, there are no unfunded benefits obligations which are not accounted for by reserves shown on the Farrington Financial Statements and established under generally accepted accounting principles, or otherwise noted on such Farrington Financial Statements.

                  (c) Except as agreed to by United in writing or set forth in the Farrington Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee of Farrington or any Farrington Subsidiary to severance pay or any similar payment or (ii) accelerate the time of payment, vesting, or increase the amount, of any compensation due to any current or former employee of Farrington or any Farrington Subsidiary under any Farrington benefit plan.

                  (d) No officer; director, employee or agent (or former officer, director, employee or agent) of Farrington or any Farrington Subsidiary is entitled now, or will be entitled as a consequence of this Agreement or the Merger, to any payment or benefit from Farrington, United or UNB which if paid or provided would constitute an "excess parachute payment", as defined in
Section 280G of the Code or regulations promulgated thereunder.

                  3.10.  Reports.

                  (a) Each communication mailed by Farrington to all of its stockholders since January 1, 1993, and each annual, quarterly or special report, and proxy statement, as of its date, complied in all material respects with all applicable statutes, rules and regulations enforced or promulgated by the applicable regulatory agency and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that disclosures as of a later date shall be deemed to modify disclosures as of an earlier date.

                  (b) Farrington has, since January 1, 1993, duly filed with the FDIC in correct form the quarterly and annual reports required to be filed under applicable laws and regulations, and Farrington promptly will deliver or make available to United accurate and complete copies of such reports. The Farrington Disclosure Schedule lists all examinations of Farrington conducted by either the FDIC or the New Jersey Department of Banking since January 1, 1993 and the dates of any responses thereto submitted by Farrington.

                  3.11. Farrington Information. The information relating to Farrington to be contained in the Proxy Statement/Prospectus (as defined in Section 5.6(a) hereof) to be delivered to stockholders of Farrington in connection with the solicitation of their approval of this Agreement and the transactions contemplated hereby, as of the date the Proxy Statement/Prospectus is mailed to stockholders of Farrington, and up to and including the date of the meeting of stockholders to which such Proxy Statement/Prospectus relates, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The information relating to Farrington in the Registration Statement (as defined in Section 5.6(a) hereof), as of the date of the filing thereof, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.12.  Compliance with Applicable Law.

                  (a) General. Except as set forth in the Farrington Disclosure Schedule, Farrington and its Subsidiary hold all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to each, and has complied with and is not in default in any respect under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any federal, state or local governmental authority relating to Farrington and its Subsidiary (other than where such defaults or non-compliances will not, alone or in the aggregate, result in a material adverse effect on the business, operations, assets or financial condition of Farrington and its Subsidiary on a consolidated basis) and neither Farrington nor any Farrington Subsidiary has received notice of violation of, nor does it know of any violations (other than violations which will not, alone or in the aggregate, result in a material adverse effect on the business, operations, assets or financial condition of Farrington and its Subsidiary on a consolidated basis) of, any of the above.

                  (b) CRA. Without limiting the foregoing, except as set forth in the Farrington Disclosure Schedule, Farrington has complied in all material respects with the Community Reinvestment Act ("CRA") and received a CRA rating of "satisfactory" as of its last examination, and Farrington has not received any written notice from any persons asserting that such person would object to the consummation of this Merger due to the CRA performance of or rating of Farrington.

                  3.13.  Certain Contracts.

                  (a) Except as disclosed in the Farrington Disclosure Schedule,
(i) neither Farrington nor any Farrington Subsidiary is a party to or bound by any contract or understanding (whether written or, to the best of its knowledge, oral) with respect to the employment or termination of any present or former officers, employees, directors or consultants. The Farrington Disclosure Schedule sets forth true and correct copies of all written employment agreements or termination agreements with officers, employees, directors, or consultants to which either Farrington or any Farrington Subsidiary is a party.

                  (b) Except as disclosed in the Farrington Disclosure Schedule,
(i) as of the date of this Agreement, neither Farrington nor any Farrington Subsidiary is a party to or bound by any commitment, agreement or other instrument which is material to the business operations, assets or financial condition of either Farrington or its Subsidiary, (ii) no commitment, agreement or other instrument to which Farrington or any Farrington Subsidiary is a party or by which it is bound limits the freedom of Farrington or any Farrington Subsidiary to compete in any line of business or with any person, and (iii) neither Farrington nor any Farrington Subsidiary is a party to any collective bargaining agreement.

                  (c) Except as disclosed in the Farrington Disclosure Schedule, neither Farrington nor any Farrington Subsidiary nor, to the best knowledge of Farrington, any other party thereto, is in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan agreement or other commitment or arrangement.

                  3.14.  Properties and Insurance.

                  (a) Farrington and its Subsidiary have good and, as to owned real property, if any, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in Farrington's consolidated balance sheet as of December 31, 1995, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since December 31, 1995), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities that are reflected in such balance sheet or the notes thereto or incurred in the ordinary course of business after the date of such balance sheet, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, (iii) such encumbrances, liens, mortgages, security interests, pledges and title imperfections that are not in the aggregate material to the business, operations, assets, and financial condition of Farrington and its Subsidiary taken as a whole and (iv) with respect to owned real property, if any, title imperfections noted in title reports delivered to United prior to the date hereof. Farrington and its Subsidiary, as lessees, have the right under valid and subsisting leases to occupy, use, possess and control, in all material respects, all real property leased by them, as presently occupied, used, possessed and controlled by them.

                  (b) The Farrington Disclosure Schedule lists all policies of insurance and bonds covering business operations and insurable properties and assets of Farrington and its Subsidiary, all risks insured against, and the amount thereof and deductibles relating thereto. Except as set forth in the Farrington Disclosure Schedule, as of the date hereof, neither Farrington nor any Farrington Subsidiary has received any notice of cancellation or notice of a material amendment of any such insurance policy or bond and neither of them is in default in any material respect under such policy or bond, and, to the best of Farrington's knowledge, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

                  3.15. Minute Books. The minute books of Farrington and its Subsidiary contain accurate records of all meetings and other corporate action held of their respective stockholders and Boards of Directors (including committees of their respective Boards of Directors).

                  3.16. Environmental Matters. Except as disclosed in the Farrington Disclosure Schedule, neither Farrington nor any Farrington Subsidiary has received any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that Farrington or any Farrington Subsidiary (either directly or as a successor-in-interest in connection with the enforcement of remedies to realize the value of properties serving as collateral for outstanding loans) is responsible for the correction or clean-up of any condition material to the business, operations, assets or financial condition of Farrington or its Subsidiary. Except as disclosed in the Farrington Disclosure Schedule, Farrington has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any property owned or leased by Farrington or any Farrington Subsidiary in any manner that violates or, after the lapse of time may violate, any presently existing federal, state or local law or regulation governing or pertaining to such substances and materials.

                  3.17. Reserves. The allowance for possible loan and lease losses in the September 30, 1996 Farrington Financial Statements was adequate at the time based upon past loan loss experiences and potential losses in the portfolio at the time to cover all known or reasonably anticipated loan losses.

                  3.18. Disclosure. There are no material facts concerning the business, operations, assets or financial condition of Farrington which have not been disclosed to United which would have a material adverse effect on the business, operations or financial condition of Farrington. No representation or warranty contained in Article III of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                                OF UNB AND UNITED

                  References herein to the "United Disclosure Schedule" shall mean all of the disclosure schedules required by this Article IV, dated as of the date hereof and referenced to the specific sections and subsections of
Article IV of this Agreement, which have been delivered on the date hereof by United to Farrington. United hereby represents and warrants to Farrington as follows:

                  4.1.  Corporate Organization.

                  (a) United is a corporation duly organized and validly existing and in good standing under the laws of the State of New Jersey. United has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of United or any of its Subsidiaries (defined below). United is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA").

                  (b) Each of the Subsidiaries of United are listed in the United Disclosure Schedule. The term "Subsidiary" when used in this Agreement with reference to United means any corporation, joint venture, association, partnership, trust or other entity in which United has, directly or indirectly, at least a 50 percent interest or acts as a general partner. Each Subsidiary of United is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation. UNB is a national bank whose deposits are insured by the Bank Insurance Fund of the FDIC to the fullest extent permitted by law. Each Subsidiary of United has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of United or any of its Subsidiaries. The United Disclosure Schedule sets forth true and complete copies of the Articles of Association and Bylaws of UNB as in effect on the date hereof.

                  4.2. Capitalization. The authorized capital stock of United consists of 5,000,000 shares of United Common Stock and 300,000 shares of preferred stock ("Preferred Stock"). As of September 30, 1996, there were 3,854,964 (including the September Stock Dividend) shares of United Common Stock issued and outstanding, including 43,995 treasury shares and 5,623 shares of restricted stock granted under the United National Bancorp Long-Term Stock Based Incentive Plan (the "United Option Plan") and there were no shares of Preferred Stock outstanding. Since such date, and from time to time hereafter, United may repurchase shares of its Common Stock. Since September 30, 1996, to and including the date of this Agreement, no additional shares of United Common Stock have been issued except in connection with the exercise of options granted under the United Stock Option Plan or grants of restricted stock under the United Option Plan. As of September 30, 1996, except for 145,231 shares of United Common Stock issuable upon exercise of outstanding stock options granted pursuant to the United Option Plan and the Non-Employee Director Stock Option Plan (the "United Director Option Plan"), there were no shares of United Common Stock issuable upon the exercise of outstanding stock options or otherwise. All issued and outstanding shares of United Common Stock, and all issued and outstanding shares of capital stock of United's Subsidiaries, have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive rights, and are free and clear of all liens, encumbrances, charges, restrictions or rights of third parties. All of the outstanding shares of capital stock of United's Subsidiaries are owned by United free and clear of any liens, encumbrances, charges, restrictions or rights of third parties. Except for the options referred to above under the United Option Plan, the United Director Option Plan and the September Stock Dividend, neither United nor any of United's Subsidiaries has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any shares of capital stock of United or United's Subsidiaries or any securities representing the right to otherwise receive any shares of such capital stock or any securities convertible into or representing the right to purchase or subscribe for any such shares, and there are no agreements or understandings with respect to voting of any such shares. No additional grants of awards, or exercises of outstanding awards, under the United Option Plan or United Director Option Plan, or exercises of Warrants, or repurchases of United Common Stock, prior to the Effective Time shall be required to be disclosed or reported to Farrington to keep the representations in this section true or correct.

                  4.3.  Authority; No Violation.

                  (a) United and UNB have full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of United and UNB. Except for the approval of United as a shareholder of UNB and as required by the NASDAQ/NMS listing rules, no other corporate proceedings on the part of United and UNB are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by United and UNB and constitutes a valid and binding obligation of United and UNB, enforceable against United and UNB in accordance with its terms.

                  (b) Neither the execution or delivery of this Agreement nor the consummation by United and UNB of the transactions contemplated hereby in accordance with the terms hereof, will (i) violate any provision of the Certificate of Incorporation, Articles of Association or other governing instrument or Bylaws of United or UNB, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to United or UNB or any of their respective properties or assets, or
(iii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of United or UNB under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which United or UNB is a party, or by which United or UNB or any of their properties or assets may be bound or affected, except, with respect to (ii) and (iii) above, such as individually and in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of United and United's Subsidiaries on a consolidated basis, or the ability of United and UNB to consummate the transactions contemplated hereby. Except for consents and approvals of or filings or registrations with or notices to the OCC, the Commissioner, the SEC, applicable state securities bureaus or commissions, and the National Association of Securities Dealers, Inc., no consents or approvals of or filings or registrations with or notices to any third party or any public body or authority are necessary on behalf of United or UNB in connection with (a) the execution and delivery by United or UNB of this Agreement and (b) the consummation by United of the Merger and the other transactions contemplated hereby. To the best of United's knowledge, no fact or condition exists which United has reason to believe will prevent it or UNB from obtaining the aforementioned consents and approvals within the time frame contemplated hereby.

                  4.4.  Financial Statements.

                  (a) United has  previously  delivered to Farrington  copies of the consolidated statements of financial condition of United as of December 31, 1993, 1994 and 1995, the related consolidated statements of income, changes in stockholders' equity and of cash flows for the periods ended December 31 in each of the three fiscal years 1993 through 1995, in each case accompanied by the audit report of KPMG Peat Marwick, LLP, the current independent public accountants with respect to United or Arthur Andersen, LLP, previously the independent public accountants with respect to United, and the unaudited consolidated statements of condition of United as of March 31, June 30, and September 30, 1996, and the related unaudited consolidated statements of income, changes in stockholders' equity and cash flows for the three months then ended as reported in United's Quarterly Reports on Form 10-Q, filed with the SEC under the Securities and Exchange Act of 1934, as amended (the "1934 Act") (collectively, the "United Financial Statements"). The United Financial Statements (including the related notes), have been prepared in accordance with generally accepted accounting principles consistently applied during the periods involved (except as approved by such independent public accountants and disclosed therein), and fairly present the consolidated financial position of United and its consolidated subsidiaries as of the respective dates set forth therein, and the related consolidated statements of income, changes in stockholders' equity and of cash flows (including the related notes, where applicable) fairly present the results of the consolidated operations and changes in stockholders' equity and of cash flows of United and its consolidated subsidiaries for the respective fiscal periods set forth therein.

                  (b) The books and  records  of United  have been and are being
maintained  in  material   compliance  with  applicable   legal  and  accounting
requirements, and reflect only actual transactions.

                  (c) Except as and to the extent reflected, disclosed or reserved against in the United Financial Statements (including the notes thereto), as of September 30, 1996 neither United nor any of its Subsidiaries had or has, as the case may be, any obligation or liability, whether absolute, accrued, contingent or otherwise, which are material to the business, operations, assets or financial condition of United or any of its Subsidiaries. Since September 30, 1996, neither United nor any of its Subsidiaries have incurred any liabilities, except in the ordinary course of business and consistent with prudent banking practice.

                  4.5. Brokerage and Other Fees. Neither United nor UNB nor any of their respective directors or officers has employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement.

                  4.6. Absence of Certain Changes or Events. There has not been any material adverse change in the business, operations, assets or financial condition of United and United's Subsidiaries on a consolidated basis since September 30, 1996 and to the best of United's knowledge, no fact or condition exists which United believes will cause or is likely to cause such a material adverse change in the future.

                  4.7. United Information. The information relating to United, this Agreement and the transactions contemplated hereby in the Proxy Statement/Prospectus (as defined in Section 5.6(a) hereof), as of the date of the mailing of the Proxy Statement/Prospectus, and up to and including the date of the meeting of stockholders of Farrington to which such Proxy Statement/Prospectus relates, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The information relating to United, this Agreement and the transactions contemplated hereby in the Registration Statement (as defined in Section 5.6(a) hereof), as of the date of the filing thereof, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.8. Capital Adequacy. At the Effective Time, after taking into effect the Merger and the transactions contemplated hereunder, United will have sufficient capital to satisfy all applicable regulatory capital requirements.

                  4.9. United Common Stock. At the Effective Time, the United Common Stock to be issued pursuant to the terms of Section 2.1, when so issued, shall be duly authorized, validly issued, fully paid, and non-assessable, free of preemptive rights and free and clear of all liens, encumbrances or restrictions created by or through United.

                  4.10. Legal Proceedings. Except as disclosed in the United Disclosure Schedule, neither United nor any of its Subsidiaries is a party to any, and there are no material pending or, to the best of United's knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against United or any of its Subsidiaries which, if decided adversely to United, or any of its Subsidiaries, would have a material adverse effect on the business, operations, assets or financial condition of United and its Subsidiaries on a consolidated basis. Except as disclosed in the United Disclosure Schedule, neither United nor any of United's Subsidiaries is a party to any order, judgment or decree entered against United or any such Subsidiary in any lawsuit or proceeding which would have a material adverse affect on the business, operations, assets or financial condition of United and its Subsidiaries on a consolidated basis.

                  4.11. Taxes and Tax Returns. United and each of its Subsidiaries has duly filed (and until the Effective Time will so file) all Returns required to be filed by it in respect of any federal, state and local taxes (including withholding taxes, penalties or other payments required) and has duly paid (and until the Effective Time will so pay) all such taxes due and payable, other than taxes or other charges which are being contested in good faith. United and each of its Subsidiaries have established (and until the Effective Time will establish) on its books and records reserves that it reasonably believes are adequate for the payment of all federal, state and local taxes not yet due and payable, but anticipated to be incurred in respect of United and its Subsidiaries through the Effective Time. No deficiencies exist or have been asserted based upon the federal income tax returns of United and UNB. To the best knowledge of United, there are no audits or other administrative or court proceedings pending, or claims asserted, for taxes or assessments upon United or any of its Subsidiaries.

                  4.12.  Employee Benefit Plans.

                  (a) United and its Subsidiaries maintain or contribute to certain "employee pension benefit plans" (the "United Pension Plans"), as such term is defined in Section 3 of ERISA, and "employee welfare benefit plans" (the "United Welfare Plans"), as such term is defined in Section 3 of ERISA. Since September 2, 1974, neither United nor its Subsidiaries have contributed to any "Multiemployer Plan", as such term is defined in Section 3(37) of ERISA.

                  (b) Each of the United Pension Plans and each of the United Welfare Plans has been operated in compliance in all material respects with the provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder, and all other applicable governmental laws and regulations.

                  4.13.  Reports.

                  (a) Each communication mailed by United to all of its stockholders since January 1, 1993, and each annual, quarterly or special report, and proxy statement as of its date, complied in all material respects with all applicable statutes, rules and regulations enforced or promulgated by the applicable regulatory agency and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that disclosures as of a later date shall be deemed to modify disclosures as of an earlier date.

                  (b) United and UNB have, since January 1, 1993, duly filed with the SEC, OCC and the FRB in correct form the monthly, quarterly and annual reports required to be filed under applicable laws and regulations, and United, upon request, promptly will deliver or make available to Farrington accurate and complete copies of such reports.

                  4.14. Compliance with Applicable Law. United and its Subsidiaries hold all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to each, and has complied with and is not in default in any respect under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any federal, state or local governmental authority or the NASDAQ/NMS relating to United and its Subsidiaries (other than where such default or non-compliance will not result in a material adverse effect on the business, operations, assets or financial condition of United and its Subsidiaries on a consolidated basis), and neither United nor any of its Subsidiaries has received notice of violation of, nor does it know of any violations (other than violations which will not, alone or in the aggregate, result in a material adverse effect on the business operations, assets or financial condition of United and its Subsidiaries on a consolidated basis) of, any of the above.

                  4.15.  Properties and Insurance.

                  (a) United and its Subsidiaries have good and, as to owned real property, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in United's consolidated balance sheet as of December 31, 1995, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since December 31, 1995). United and its Subsidiaries as lessees have the right under valid and subsisting leases to occupy, use, possess and control in all material respects, all real property leased by them as presently occupied, used, possessed and controlled by them.

                  (b) The business operations and all insurable properties and assets of United and its Subsidiaries are insured for their benefit against all risks which, in the reasonable judgment of the management of United should be insured against, with such deductibles and against such risks and losses as are in the opinion of the management of United adequate for the business engaged in by United and its Subsidiaries. As of the date hereof, United has not received any notice of cancellation of or material amendment to any such insurance policy or bond and is not in default in any material respect under any such policy or bond, and, to the best of its knowledge, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

                  4.16. Minute Books. The minute books of United and its Subsidiaries contain accurate records of all meetings and other corporate action held of their respective stockholders and Boards of Directors (including committees of their respective Boards of Directors).

                  4.17. Environmental Matters. Except as disclosed in the United Disclosure Schedule, neither United nor any of its Subsidiaries has received any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that United or any of its Subsidiaries (either directly or as a successor-in-interest in connection with the enforcement of remedies to realize the value of properties serving as collateral for outstanding loans) is responsible for the correction or clean-up of any condition material to the business, operations, assets or financial condition of United or its Subsidiaries. Except as disclosed in the United Disclosure Schedule, United has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any property owned or leased by United or any of its Subsidiaries in any manner that violates or, after the lapse of time may violate, any presently existing federal, state or local law or regulation governing or pertaining to such substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of United and its Subsidiaries on a consolidated basis.

                  4.18. Reserves. The allowance for possible loan and lease losses in the September 30, 1996 United Financial Statements was adequate based at the time upon past loan loss experiences and potential losses in the portfolio at the time to cover all known or reasonably anticipated loan losses.

                  4.19. Disclosures. Except for other acquisition transactions which have not yet been publicly disclosed by United, there are no material facts concerning the business, operations, assets or financial condition of United which would have a material adverse effect on the business, operations or financial condition of United which have not been disclosed to Farrington directly or indirectly by access to any filing by United under the 1934 Act. No representation or warranty contained in Article IV of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading.

                                    ARTICLE V

                            COVENANTS OF THE PARTIES

                  5.1. Conduct of the Business of Farrington. During the period from the date of this Agreement to the Effective Time, Farrington shall conduct its business and engage in transactions permitted hereunder only in the ordinary course and consistent with prudent banking practice, except with the prior written consent of United, which consent will not be unreasonably withheld. Farrington also shall use its best efforts to (i) preserve its business organization intact, (ii) keep available to itself the present services of its employees and (iii) preserve for itself and United the goodwill of its customers and others with whom business relationships exist, in each case provided that Farrington shall not be required to take any unreasonable or extraordinary act or any action which would conflict with any other term of this Agreement.

                  5.2. Negative Covenants and Dividend Covenants. Farrington agrees that from the date hereof to the Effective Time, except as otherwise approved by United in writing, or as permitted or required by this Agreement or as contained in the Farrington Disclosure Schedule, it will not:

                  (a) change any provision of its Certificate of Incorporation or Bylaws or any similar governing documents;

                  (b) change the number of shares of its authorized capital stock or issue any more shares of Farrington Common Stock (other than pursuant to the exercise of options granted under the Farrington Option Plans as of the date hereof) or other capital stock or issue or grant any option, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to the authorized or issued capital stock of Farrington or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend, or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any shares of such capital stock;

                  (c) grant any severance or termination pay (other than pursuant to policies of Farrington in effect on the date hereof and disclosed to United in the Farrington Disclosure Schedule or as agreed to by United in writing) to, or enter into or amend any employment agreement with, any of its directors, officers or employees; adopt any new employee benefit plan or arrangement of any type or amend any such existing benefit plan or arrangement; or award any increase in compensation or benefits to its directors, officers or employees except with respect to salary increases and bonuses for employees in the ordinary course of business and consistent with past practices and policies;

                  (d) sell or dispose of any substantial amount of assets or incur any significant liabilities other than in the ordinary course of business consistent with past practices and policies;

                  (e) make any capital expenditures outside of the ordinary course of business other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

                  (f) file any applications or make any contract with respect to branching or site location or relocation;

                  (g) agree to acquire in any manner whatsoever (other than to realize upon collateral for a defaulted loan) any business or entity;

                  (h) make any material change in its accounting methods or practices, other than changes required in accordance with generally accepted accounting principles; or

                  (i)  agree to do any of the foregoing.

                  5.3. No Solicitation. Farrington shall not, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than United) concerning any merger or sale of shares of capital stock or sale of substantial assets or liabilities not in the ordinary course of business, or similar transactions involving Farrington (an "Acquisition Transaction"). Notwithstanding the foregoing, Farrington may (i) enter into discussions or negotiations or provide information in connection with an unsolicited possible Acquisition Transaction if the Board of Directors of Farrington, after consulting with counsel, determines that such discussions or negotiations should be commenced in the exercise of its fiduciary responsibilities or such information should be furnished in the exercise of its fiduciary responsibilities; and (ii) respond to inquiries from its shareholders in the ordinary course of business. Farrington will immediately communicate to United the terms of any proposal, whether written or oral, which it may receive in respect of any Acquisition Transaction and the fact that it is having discussions or negotiations with, or supplying information to, a third party in connection with a possible Acquisition Transaction.

                  5.4. Current Information. During the period from the date of this Agreement to the Effective Time, Farrington will, at the request of United, cause one or more of its designated representatives to confer on a monthly or more frequent basis with representatives of United regarding Farrington's business, operations, properties, assets and financial condition and matters relating to the completion of the transactions contemplated herein. Without limiting the foregoing, after granting any loan or extension of credit by renewal or otherwise, Farrington will send to United a description (i.e., a copy of the loan documents) for each new loan or extension of credit, and each renewal of an existing loan or extension of credit, in excess of $50,000. As soon as reasonably available, but in no event more than 45 days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year) ending after the date of this Agreement, Farrington will deliver to United Farrington's call reports filed with the FDIC and United will deliver to Farrington United's quarterly reports on Form 10-Q, as filed with the SEC under the 1934 Act. As soon as reasonably available, but in no event more than 90 days after the end of each fiscal year, Farrington will deliver to United and United will deliver to Farrington their respective Annual Reports.

                  5.5.  Access to Properties and Records; Confidentiality.

                  (a) Farrington shall permit United and its agents and representatives, including, without limitation, officers, directors, employees, attorneys, accountants and financial advisors (collectively, "Representatives"), and United and UNB shall permit Farrington and its Representatives reasonable access to their respective properties, and shall disclose and make available to United and its Representatives or Farrington and its Representatives, as the case may be, all books, papers and records relating to their respective assets, stock ownership, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and stockholders' meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, independent auditors' work papers (subject to the receipt by such auditors of a standard access representation letter), litigation files, plans affecting employees, and any other business activities or prospects in which United and its representatives or Farrington and its representatives may have a reasonable interest. Neither party shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer or would contravene any law, rule, regulation, order or judgment. The parties will use their best efforts to obtain waivers of any such restriction and in any event make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Farrington acknowledges that United may be involved in discussions concerning other potential acquisitions and United shall not be obligated to disclose such information to Farrington except as such information is publicly disclosed by United.

                  (b) All information furnished by the parties hereto previously in connection with transactions contemplated by this Agreement or pursuant hereto shall be used solely for the purpose of evaluating the Merger contemplated hereby and shall be treated as the sole property of the party delivering the information until consummation of the Merger contemplated hereby and, if such Merger shall not occur, each party and each party's Representatives shall return to the other party all documents or other materials containing, reflecting or referring to such information, will not retain any copies of such information, shall keep confidential all such information, and shall not directly or indirectly use such information for any competitive or commercial purposes or any other purpose not expressing permitted hereby. Each party hereto shall inform its Representatives of the terms of this Section 5.5. Any breach of this Section 5.5 by a Representative of a party hereto shall conclusively be deemed to be a breach thereof by such party. In the event that the Merger contemplated hereby does not occur or this Agreement is terminated, all documents, notes and other writings prepared by a party hereto or its Representatives based on information furnished by the other party, and all other documents and records obtained from another party hereto in connection herewith, shall be promptly destroyed. The obligation to keep such information confidential shall continue for five (5) years from the date the proposed Merger is abandoned but shall not apply to (i) any information which (A) the party receiving the information can establish by convincing evidence was already in its possession prior to the disclosure thereof to it by the other party; (B) was then generally known to the public other than as a result of a disclosure by any party hereto or its Representative; (C) became known to the public through no fault of the party receiving such information; or (D) was disclosed to the party receiving such information by a third party not bound by an obligation of confidentiality; or (ii) disclosures pursuant to a legal, regulatory or examination requirement or in accordance with an order of a court of competent jurisdiction, provided that in the event of any disclosure required by this clause (ii), the disclosing party will give at least ten (10) days prior written notice of such disclosure to the other parties and shall not disclose any such information without an opinion of counsel supporting its position that such information must be disclosed.

                  (c) In addition to all other remedies that may be available to any party hereto in connection with a breach by any other party hereto of its or its Representative's obligations hereunder, each party hereto shall be entitled to specific performance and injunctive and other equitable relief. Each party hereto waives, and agrees to use its best efforts to cause its Representatives to waive, any requirement to secure or post a bond in connection with any such relief.

                  (d) Without limiting the foregoing, United and UNB, directly or through agents, for a period of 30 calendar days (the "Due Diligence Period") following the date of this Agreement, shall have the right to perform due diligence on Farrington and a complete acquisition audit of Farrington. Within the Due Diligence Period, United shall have the right to terminate this Agreement if the due diligence review by United or any Disclosure Schedules provided by Farrington after the date hereof causes United to reach a conclusion about the financial condition, business, assets or the quality of the representations and warranties of Farrington, adverse from conclusions about the same matters which United's senior executives held at the time United executed this Agreement. 122513A01110696
                  5.6.  Regulatory Matters.

                  (a) For the  purposes  of holding  the  meeting of  Farrington stockholders and registering or otherwise qualifying under applicable federal and state securities laws United Common Stock to be issued to Record Holders in connection with the Merger, the parties hereto shall cooperate in the preparation and filing by United of a Registration Statement with the SEC which shall include an appropriate proxy statement and prospectus satisfying all applicable requirements of applicable state and federal laws, including the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act and applicable state securities laws and the rules and regulations thereunder. (Such proxy statement and prospectus in the form mailed by Farrington to the Farrington shareholders and optionees, together with any and all amendments and supplements thereto, is herein referred to as the "Proxy Statement/Prospectus" and the various documents to be filed by United under the 1933 Act with the SEC to register for sale the United Common Stock to be issued to Record Holders and optionees, including the Proxy Statement/Prospectus, and the Proxy Statement for United stockholders, if necessary, together with any and all amendments and supplements thereto, are referred to herein as the "Registration Statement").

                  (b) United shall furnish information concerning United as is necessary in order to cause the Proxy Statement/Prospectus, insofar as it relates to United, to comply with Section 5.6(a) hereof. United agrees promptly to advise Farrington if at any time prior to the Farrington shareholder meeting referred to in Section 5.7 hereof, any information provided by United in the Proxy Statement/Prospectus becomes incorrect or incomplete in any material respect and to provide Farrington with the information needed to correct such inaccuracy or omission. United shall furnish Farrington with such supplemental information as may be necessary in order to cause the Proxy Statement/Prospectus, insofar as it relates to United, to comply with Section 5.6(a) after the mailing thereof to Farrington shareholders.

                  (c)  Farrington  shall  furnish  United with such  information concerning Farrington as is necessary in order to cause the Proxy Statement/Prospectus and Registration Statement, insofar as it relates to Farrington, to comply with Section 5.6(a) hereof. Farrington agrees promptly to advise United if, at any time prior to the Farrington shareholder's meeting referred to in Section 5.7 hereof, information provided by Farrington in the Proxy Statement/Prospectus becomes incorrect or incomplete in any material respect and to provide United with the information needed to correct such inaccuracy or omission. Farrington shall furnish United with such supplemental information as may be necessary in order to cause the Proxy Statement/Prospectus and Registration Statement, insofar as it relates to Farrington, to comply with
Section 5.6(a) after the mailing thereof to Farrington shareholders.

                  (d) United shall promptly make such filings as are necessary in connection with the offering of the United Common Stock with applicable state securities agencies and shall use all reasonable efforts to qualify the offering of the United Common Stock under applicable state securities laws at the earliest practicable date. Farrington shall promptly furnish United with such information regarding the Farrington shareholders as United requires to enable it to determine what filings are required hereunder. Farrington authorizes United to utilize in such filings the information concerning Farrington provided to United in connection with, or contained in, the Proxy Statement/ Prospectus. United shall furnish Farrington with drafts of all such filings, shall provide Farrington the opportunity to comment thereon, and shall keep Farrington advised of the status thereof. United and Farrington shall as promptly as practicable file the Registration Statement containing the Proxy Statement/Prospectus with the SEC and the OCC, and each of United and Farrington shall promptly notify the other of all communications, oral or written, with the SEC and OCC concerning the Registration Statement and the Proxy Statement/Prospectus.

                  (e) United shall cause the United Common Stock to be issued in connection with the Merger to be listed on the NASDAQ/NMS.

                  (f) The parties hereto will cooperate with each other and use their best efforts to prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement as soon as possible, including, without limitation, those required by the OCC. The parties shall each have the right to review in advance and comment on all information relating to the other, as the case may be, which appears in any filing made with, or written material submitted to, any third party or governmental body in connection with the transactions contemplated by this Agreement. United and UNB shall cause their application to the OCC to be filed (i) within 60 days of the date hereof, so long as Farrington provides all information necessary to complete the application within 45 days of the date hereof, or (ii) within 15 days after all such information is provided, if Farrington does not provide all such information within such 45 day period. United shall provide to Farrington drafts of all filings and applications referred to in this Section 5.6(f) and shall give Farrington the opportunity to comment thereon prior to their filing.

                  (g) Each of the parties will promptly furnish each other with copies of written communications received by them or any of their respective Subsidiaries from, or delivered by any of the foregoing to, any governmental body in respect of the transactions contemplated hereby.

                  5.7. Approval of Stockholders. Farrington will (a) take all steps reasonably necessary duly to call, give notice of, convene and hold a meeting of the stockholders of Farrington as soon as reasonably practicable for the purpose of securing the approval by such stockholders of this Agreement, (b) subject to the qualification set forth in Section 5.3 hereof, recommend to the stockholders of Farrington the approval of this Agreement and the transactions contemplated hereby and use its best efforts to obtain, as promptly as practicable, such approval, and (c) cooperate and consult with United with respect to each of the foregoing matters. Except as set forth in the Farrington Disclosure Schedule, in connection therewith, it is anticipated that each director of Farrington shall vote his or her shares of Farrington in favor of the Merger.

                  5.8. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to satisfy the conditions to Closing and to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement and using its best efforts to prevent the breach of any representation, warranty, covenant or agreement of such party contained or referred to in this Agreement and to promptly remedy the same. Nothing in this section shall be construed to require any party to participate in any threatened or actual legal, administrative or other proceedings (other than proceedings, actions or investigations to which it is otherwise a party or subject or threatened to be made a party or subject) in connection with consummation of the transactions contemplated by this Agreement unless such party shall consent in advance and in writing to such participation and the other party agrees to reimburse and indemnify such party for and against any and all costs and damages related thereto.

                  5.9. Public Announcements. The parties hereto shall cooperate with each other in the development and distribution of all news releases and other public disclosures with respect to this Agreement or any of the transactions contemplated hereby, except as may be otherwise required by law or regulation or as to which the party releasing such information has used its best efforts to discuss with the other party in advance.

                  5.10. Failure to Fulfill Conditions. In the event that United or Farrington determines that a material condition to its obligation to consummate the transactions contemplated hereby cannot be fulfilled on or prior to August 1, 1997, and that it will not waive that condition, it will promptly notify the other party. Except for any acquisition or merger discussions United may enter into with other parties, Farrington and United will promptly inform the other of any facts applicable to Farrington or United, respectively, or their respective directors, officers or Subsidiaries, that would be likely to prevent or materially delay approval of the Merger by any governmental authority or which would otherwise prevent or materially delay completion of the Merger.

                  5.11.  Disclosure Supplements.

                  (a) Farrington has delivered to United as of the date hereof certain items which presently constitute the Farrington Disclosure Schedule. Farrington shall have the right to provide supplements, additions and corrections to the Farrington Disclosure Schedules for a period of 15 calendar days after the date hereof and such supplements and additions or corrections provided within that 15-day period shall be deemed to have been provided on the date hereof and to qualify the representations and warranties of Farrington as of such date. However, during the Due Diligence Period, United shall have the right, as hereafter provided, to exercise its termination right based upon the supplements, additions and corrections so provided.

                  (b) In addition to Farrington's rights during the first 15-day period under Section 5.11(a) above, from time to time prior to the Effective Time, each party hereto will promptly supplement or amend (by written notice to the other) its respective Disclosure Schedules delivered pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Schedules or which is necessary to correct any information in such Schedules which has been rendered materially inaccurate thereby. For the purpose of determining satisfaction of the conditions set forth in Article VI, no supplement or amendment to such Schedules shall correct or cure any warranty which was untrue when made, but supplements or amendments may be used to disclose subsequent facts or events to maintain the truthfulness of any warranty.

                  5.12. Indemnification. United agrees that it will, or if it is not permitted to do so under applicable law, it will cause UNB to, after the Effective Time, and to the extent permitted by applicable law, provide to the former and then current directors and officers of Farrington indemnification equivalent to that provided by the Certificate of Incorporation and By-laws of Farrington with respect to acts or omissions occurring prior to the Effective Time, whether asserted prior to or after the Effective Time, including without limitation, the authorization of this Agreement and the transactions contemplated hereby, for a period of six years from the Effective Time, or in the case of matters occurring prior to the Effective Time which have not been resolved prior to the sixth anniversary of the Effective Time, until such matters are finally resolved. To the extent permitted by applicable law, United or UNB (as applicable) shall advance expenses to former and current officers and directors of Farrington in connection with the foregoing indemnification.

                  5.13. Pooling and Tax-Free Reorganization Treatment. Neither United nor Farrington shall intentionally take, fail to take or cause to be taken or not be taken, any action within its control, whether before or after the Effective Time, which would disqualify the Merger as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code. United and Farrington acknowledge that United expects the transaction to be accounted for as a "purchase" transaction.

                  5.14.  Affiliates.

                  (a) Promptly, but in any event within two weeks, after the execution and delivery of this Agreement, (i) Farrington shall deliver to United
(x) a letter identifying all persons who, to the knowledge of Farrington, may be deemed to be "affiliates" of Farrington under Rule 145 of the 1933 Act, including without limitation all directors and executive officers of Farrington and (y) a letter identifying all persons who, to the knowledge of Farrington, may be deemed to be "affiliates" of Farrington as that term is used for purposes of qualifying for "pooling of interests" accounting treatment; and (ii) United shall identify to Farrington all persons who, to the knowledge of United, may be deemed "affiliates" of United as that term is used for purposes of qualifying for "pooling of interests" accounting treatment.

                  (b) Each person who may be deemed an affiliate of Farrington (under either Rule 145 of the 1933 Act or the accounting treatment rules) shall execute a letter substantially in the form of Schedule 5.14 hereto agreeing to be bound by the restrictions of Rule 145, as set forth in Schedule 5.14 and agreeing to be bound by the rules which permit the Merger to be treated as a pooling of interests for accounting purposes. In addition, United shall cause its affiliates (as that term is used for purposes of qualifying for pooling of interests) to execute a letter within two weeks of the date hereof, in which such persons agree to be bound by the rules which permit the Merger to be treated as a pooling of interests for accounting treatment.

                  5.15. Compliance with the Industrial Site Recovery Act. Farrington, at its sole cost and expense, shall obtain prior to the Effective Time, either: (a) a Letter of Non-Applicability from the New Jersey Department of Environmental Protection and Energy ("NJDEPE") stating that none of the facilities located in New Jersey owned or operated by Farrington (each, a "Facility") is an "industrial establishment," as such term is defined under the Industrial Site Recovery Act ("ISRA"); (b) a Remediation Agreement issued by the NJDEPE pursuant to ISRA authorizing the consummation of the transactions contemplated by this Agreement; or (c) a Negative Declaration approval, Remedial Action Workplan approval, No Further Action letter or other document or documents issued by the NJDEPE advising that the requirements of ISRA have been satisfied with respect to each Facility subject to ISRA. In the event Farrington obtains a Remediation Agreement, Farrington will post or have posted an appropriate Remediation Funding Source or will have obtained the NJDEPE's approval to self-guaranty any Remediation Funding Source required under any such Remediation Agreement.

                  5.16 Farrington Options. From and after the Effective Time, each Farrington Option which is converted to an option to purchase United Common Stock under Section 2.1(e)(i) shall be administered, operated and interpreted by a committee comprised of members of the Board of Directors of United appointed by the Board of Directors of United. United shall reserve for issuance the number of shares of United Common Stock issuable upon the exercise of such converted Farrington Options. United shall also register promptly after the Effective Time, if not previously registered pursuant to the 1933 Act, the shares of United Common Stock authorized for issuance under the Farrington Options so converted for the benefit of each person who becomes an employee of United or UNB, but shall not be obligated to register the shares of United Common Stock under the 1933 Act for directors of Farrington or for persons who do not become employees of United or UNB.

                  5.17 Employment Agreement. Within 30 days of the Closing, in cancellation of his employment agreement and as a full release for all other severance and similar payments due him from Farrington or claims against Farrington, United shall pay John E. Pellizzari an amount equal to 2.99 times the annual average of his base salary, cash incentive compensation and cash bonus paid to Pellizzari during the five calendar years preceding the Closing. In no event shall the amount paid to Pellizzari cause a breach of Section
3.9(d). Prior to any payment, Pellizzari or Farrington shall provide documentation reasonably satisfactory to United with respect to Pellizzari's base salary, cash incentive compensation and cash bonus during such five year period.



                                   ARTICLE VI

                               CLOSING CONDITIONS

                  6.1. Conditions of Each Party's Obligations Under this Agreement. The respective obligations of each party under this Agreement to consummate the Merger shall be subject to the satisfaction, or, where permissible under applicable law, waiver at or prior to the Effective Time of the following conditions:

                  (a) Approval of Stockholders; SEC Registration. This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the stockholders of Farrington and, if necessary, United. The Registration Statement shall have been declared effective by the SEC and shall not be subject to a stop order or any threatened stop order, and the issuance of the United Common Stock shall have been qualified in every state where such qualification is required under the applicable state securities laws. The United Common Stock to be issued in connection with the Merger, shall have been approved for listing on the NASDAQ/NMS.

                  (b) Regulatory Filings. All necessary regulatory or governmental approvals and consents (including without limitation any required approval of the OCC) required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially impair the value of Farrington, taken as a whole, to United. All conditions required to be satisfied prior to the Effective Time by the terms of such approvals and consents shall have been satisfied; and all statutory waiting periods in respect thereof shall have expired.

                  (c) Suits and Proceedings. No order, judgment or decree shall be outstanding against a party hereto or a third party that would have the effect of preventing completion of the Merger; no suit, action or other proceeding shall be pending or threatened by any governmental body in which it is sought to restrain or prohibit the Merger and no suit, action or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Merger or obtain other substantial monetary or other relief against one or more parties hereto in connection with this Agreement and which United or Farrington determines in good faith, based upon the advice of their respective counsel, makes it inadvisable to proceed with the Merger because any such suit, action or proceeding has a significant potential to be resolved in such a way as to deprive the party electing not to proceed of any of the material benefits to it of the Merger.

                  (d) Tax Free Exchange. United and Farrington shall have received an opinion, satisfactory to United and Farrington, of Pitney, Hardin, Kipp & Szuch, counsel for United, to the effect that the transactions contemplated hereby will result in a reorganization (as defined in Section 368(a) of the Code), and accordingly no gain or loss will be recognized for federal income tax purposes to United, Farrington or UNB or to the shareholders of Farrington who exchange their shares of Farrington for United Common Stock (except to the extent that cash is received in lieu of fractional shares of United Common Stock).

                  (e) Form S-8 For Stock Options. United shall have agreed to file, no later than 15 days after the Closing, a Registration Statement on Form S-8 to cover any Farrington Stock Options which will continue as United Stock Options, except for Farrington Stock Options held by persons who were directors of Farrington or who will not become employees of United or UNB.

                  6.2. Conditions to the Obligations of United Under this Agreement. The obligations of United under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

                  (a) Representations and Warranties; Performance of Obligations of Farrington. The representations and warranties of Farrington contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. Farrington shall have performed in all material respects the agreements, covenants and obligations necessary to be performed by it prior to the Closing Date. With respect to any representation or warranty which as of the Closing Date has required a supplement or amendment to the Farrington Disclosure Schedule to render such representation or warranty true and correct as of the Closing Date, the representation and warranty shall be deemed true and correct as of the Closing Date only if (i) the information contained in the supplement or amendment to the Disclosure Schedule related to events occurring following the execution of this Agreement and (ii) the facts disclosed in such supplement or amendment would not either alone, or together with any other supplements or amendments to the Farrington Disclosure Schedule, materially adversely effect the representation as to which the supplement or amendment relates.

                  (b) Consents. United shall have received the written consents of any person whose consent to the transactions contemplated hereby is required under the applicable instrument.

                  (c) Opinion of Counsel. United shall have received an opinion of counsel to Farrington, dated the date of the Closing, in form and substance reasonably satisfactory to United covering the matters set forth in Schedule 6.2.

                  (d) Pooling of Interests. The Merger shall be qualified to be treated by United as a pooling-of-interests for accounting purposes.

                  (e) Certificates. Farrington shall have furnished United with such certificates of its officers or others (without personal liability) and such other documents to evidence fulfillment of the conditions set forth in this
Section 6.2 as United may reasonably request.

                  6.3. Conditions to the Obligations of Farrington Under this Agreement. The obligations of Farrington under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

                  (a) Representations and Warranties; Performance of Obligations of United. The representations and warranties of United contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. United and UNB shall have performed in all material respects, the agreements, covenants and obligations to be performed by them prior to the Closing Date. With respect to any representation or warranty which as of the Closing Date has required a supplement or amendment to the United Disclosure Schedule to render such representation or warranty true and correct as of the Closing Date, the representation and warranty shall be deemed true and correct as of the Closing Date only if (i) the information contained in the supplement or amendment to the Disclosure Schedule related to events occurring following the execution of this Agreement and (ii) the facts disclosed in such supplement or amendment would not either alone, or together with any other supplements or amendments to the United Disclosure Schedule, materially adversely effect the representation as to which the supplement or amendment relates.

                  (b) Opinion of Counsel to United. Farrington shall have received an opinion of counsel to United, dated the date of the Closing, in form and substance reasonably satisfactory to Farrington, covering the matters set forth in Schedule 6.3.

                  (c) Fairness Opinion. Farrington shall have received an opinion from Finpro as of the date the Proxy Statement/Prospectus is mailed to Farrington's stockholders, to the effect that, in its opinion, the consideration to be paid to stockholders of Farrington hereunder is fair to such stockholders.

                  (d) Certificates. United shall have furnished Farrington with such certificates of its officers or others (without personal liability) and such other documents to evidence fulfillment of the conditions set forth in this
Section 6.3 as Farrington may reasonably request.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

                  7.1. Termination. This Agreement may be terminated prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of Farrington:

                  (a)  By mutual written consent of the parties hereto.

                  (b) By United or Farrington (i) if the Effective Time shall not have occurred on or prior to August 1, 1997, or (ii) if a vote of the stockholders of Farrington or, if necessary, of United, is taken and such stockholders fail to approve this Agreement at the meeting (or any adjournment thereof) held for such purpose, unless in each case the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party at or before the Effective Time.

                  (c) By United or Farrington upon written notice to the other if any application for regulatory or governmental approval necessary to consummate the Merger and the other transactions contemplated hereby shall have been denied or withdrawn at the request or recommendation of the applicable regulatory agency or governmental authority or by United upon written notice to Farrington if any such application is approved with conditions which materially impair the value of Farrington, taken as a whole, to United, unless any such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party at or before the Effective Date.

                  (d) By United if (i) there shall have occurred a material adverse change in the business, operations, assets, or financial condition of Farrington from that disclosed by Farrington on the date of this Agreement, or
(ii) there was a material breach in any representation, warranty, covenant, agreement or obligation of Farrington hereunder.

                  (e) By Farrington, if (i) there shall have occurred a material adverse change in the business, operations, assets or financial condition of United, UNB or United and its Subsidiaries on a consolidated basis from that disclosed by United on the date of this Agreement; or (ii) there was a material breach in any representation, warranty, covenant, agreement or obligation of United hereunder.

                  (f) By United or Farrington if any condition to Closing specified under Article VI hereof applicable to such party cannot reasonably be met after giving the other party a reasonable opportunity to cure any such condition.

                  (g) By United during the Due Diligence Period if the due diligence review by United or any Disclosure Schedules provided by Farrington after the date hereof causes United to reach a conclusion about the financial condition, business, assets or the quality of the representations and warranties of Farrington, adverse from conclusions about the same matters which United's senior executives held at the time United executed this Agreement; or

                  (h) By Farrington if the Average Closing Price is less than $28.50 per share. This amount shall be adjusted for any capital change after the date hereof, as provided in Section 2.1(c). Provided, however, that (i) United shall have the right to increase the Exchange Ratio to a number (taken to four decimal places) such that each Share of Farrington Common Stock is exchanged for United Common Stock which has a value, based upon the Average Closing Price, which is as high as the value which would have been received if the Average Closing Price had been $28.50 and (ii) if United agrees in writing to the increased Exchange Ratio, at or before the Closing, Farrington shall not have the right to terminate this Agreement under this paragraph 7.1(h). In order to calculate the required increase in the Exchange Ratio, the Exchange Ratio shall be multiplied by a fraction, the numerator of which is $28.50 and the denominator of which is the Average Closing Price.
122513A01110696
                  7.2. Effect of Termination. In the event of the termination and abandonment of this Agreement by either United or Farrington pursuant to
Section 7.1, this Agreement (except the provisions of Section 5.5(b) hereof) shall forthwith become void and have no effect, without any liability on the part of any party or its officers, directors or stockholders. Nothing contained herein, however, shall relieve any party from any liability for any breach of this Agreement.

                  7.3. Amendment. This Agreement may be amended by mutual action taken by the parties hereto at any time before or after adoption of this Agreement by the stockholders of Farrington but, after any such adoption, no amendment shall be made which reduces or changes the amount or form of the consideration to be delivered to the shareholders of Farrington without the approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of United and Farrington.

                  7.4. Extension; Waiver. The parties may, at any time prior to the Effective Time of the Merger, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto; or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party against which the waiver is sought to be enforced.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  8.1. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including legal, accounting and investment banking fees and expenses) shall be borne by the party incurring such costs and expenses.

                  8.2. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by telecopier with confirming copy sent the same day by registered or certified mail, postage prepaid, as follows:

                  If to United:
                           United National Bancorp
                           1130 Route 22 East
                           P.O. Box 6000
                           Bridgewater, New Jersey 08807-0010
                           Attn.:  Thomas C. Gregor, Chairman, President & CEO

                  With a copy to:

                           Pitney, Hardin, Kipp & Szuch
                           200 Campus Drive
                           Florham Park, New Jersey 07932-0950

                           P.O. Box 1945
                           Morristown, New Jersey 07962-1945
                           Attn.:  Ronald H. Janis, Esq.

                  If to Farrington:

                           Farrington Bank
                           630 Georges Road
                           North Brunswick, New Jersey 08902
                           Attn.:  John E. Pellizzari, President & CEO

                  With a copy to:

                           Norris, McLaughlin & Marcus
                           721 Route 202-206
                           P.O. Box 1018
                           Somerville, New Jersey  08876
                           Attn.:  Peter Hutcheon, Esq.

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so delivered or telecopied and mailed.

                  8.3. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No assignment of this Agreement may be made except upon the written consent of the other parties hereto. No person or entity shall be deemed a third-party beneficiary under this Agreement, other than current and former directors and officers of Farrington with respect to Section
5.12 hereof.

                  8.4. Entire Agreement. This Agreement, which includes the Disclosure Schedules hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire Agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior negotiations, arrangements or understandings, written or oral, with respect thereto.

                  8.5. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

                  8.6. Governing Law. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws thereof.

                  8.7. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  IN WITNESS WHEREOF, United, UNB and Farrington have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

ATTEST:                                  UNITED NATIONAL BANCORP


By: /S/ RALPH L. STRAW, JR.                  /S/ THOMAS C. GREGOR
    --------------------------------     By: -----------------------
    Ralph L. Straw, Jr., Secretary           Thomas C. Gregor,
                                             Chairman, President and CEO

ATTEST:                                  FARRINGTON BANK


By: /S/ VINCENT J. DINO                      /S/ JOHN E. PELLIZZARI
    --------------------------------     By: -----------------------
    Vincent J. Dino, Secretary               John E. Pellizzari,
                                             President and CEO

ATTEST:                                  UNITED NATIONAL BANK


By: /S/ RALPH L. STRAW, JR.                  /S/ THOMAS C. GREGOR
    --------------------------------     By: -----------------------
    Ralph L. Straw, Jr. Cashier               Thomas C. Gregor,
                                              Chairman, President and CEO

                       CERTIFICATE OF FARRINGTON DIRECTORS

                  Reference is made to the Agreement and Plan of Merger, dated November 12, 1996 (the "Agreement"), among United National Bancorp, United
National Bank and Farrington Bank. Capitalized terms used herein have the meanings given to them in the Agreement.

                  Each of the following persons, being all of the directors of Farrington Bank, agrees to vote or cause to be voted all shares of Farrington Common Stock which are held by such person, or over which such person exercises full voting control, in favor of the Merger.



/S/ JOSEPH C. ZULLO
--------------------------
Joseph C. Zullo, M.D.

/S/  CARMELO R. IARIA
--------------------------
Carmelo R. Iaria

/S/ VINCENT J. DINO
--------------------------
Vincent J. Dino

/S/ MSGR. FRANCIS J. CRUPI
--------------------------
Msgr. Francis J. Crupi

/S/ STEPHEN M. DEIXLER
--------------------------
Stephen M. Deixler

/S/ WILLIAM A. MACARO
--------------------------
William A. Macaro

/S/ JOHN E. PACKENHAM, JR.
--------------------------
John E. Packenham, Jr.

/S/ JOHN E. PELLIZZARI
--------------------------
John E. Pellizzari

/S/ HENRY ROSENZWEIG
--------------------------
Henry Rosenzweig